                                                                  EXHIBIT 4.1(a)

                          [SPECIMEN STOCK CERTIFICATE]


      NUMBER

CA

INCORPORATED UNDER THE LAWS          CLASS A                 SHARES
 OF THE STATE OF DELAWARE         COMMON STOCK


                                PAR VALUE ($0.001)


                                [CINEMARK LOGO]




THIS CERTIFICATE TRANSFERABLE IN                  CUSIP 17243R 10 1
   NEW YORK CITY, NEW YORK            SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                      INFORMATION REGARDING THE CERTIFICATE OF
                                              INCORPORATION AS AMENDED



THIS CERTIFIES THAT







IS THE OWNER OF



             FULLY-PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF CINEMARK, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.


                                                   Dated:



          CHAIRMAN                                 COUNTERSIGNED AND REGISTERED:
    [Facsimile Signature]

                                                               TRANSFER AGENT
                                                               AND REGISTRAR,

          SECRETARY                                By: The Bank of New York
    [Facsimile Signature]                                  AUTHORIZED SIGNATURE

                                 CINEMARK, INC.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE CORPORATION. THE CORPORATION WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE A DESCRIPTION OF THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK OF THE CORPORATION AND A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF SUCH STOCK AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                UNIF GIFT MIN ACT -_______Custodian ____________
     TEN ENT  - as tenants by the entireties                            (Cust)               (Minor)
     JT TEN   - as joint tenants with right                            Under Uniform Gifts to Minors
                of survivorship and not as                             Act _________________________
                tenants in common                                                   (State)

                      Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                   INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of
the Class A Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------


                  NOTICE:

        THE SIGNATURE(S) TO THIS       X
        ASSIGNMENT MUST CORRESPOND      ----------------------------------------
        WITH THE NAME(S) AS WRITTEN                  (SIGNATURE)
        UPON THE FACE OF THE
        CERTIFICATE IN EVERY           X
        PARTICULAR WITHOUT ALTERATION   ----------------------------------------
        OR ENLARGEMENT OR ANY CHANGE                 (SIGNATURE)
        WHATEVER.


                                        ----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S E C RULE 17Ad-15.
                                        ----------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:




                                        ----------------------------------------